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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




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                         Date of Report: April 27, 2001






                          BRIGGS & STRATTON CORPORATION
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             (Exact name of registrant as specified in its charter)

       Wisconsin                          1-1370               39-0182330
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(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


               12301 West Wirth Street, Wauwatosa, Wisconsin 53222
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (414) 259-5333


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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES




ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE



                     NOTICE OF PROPOSED SECURITIES OFFERINGS


         On April 27, 2001, Briggs & Stratton Corporation announced its intent to offer $275,000,000 of senior notes due 2011 and $125,000,000 of convertible senior notes due 2006, which will be convertible into the company's common stock, in separate private placements.



         A copy of the News Release announcing the proposed offerings is filed as an exhibit to this report.







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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS




        ( c )    Exhibits:


                 Exhibit
                 Number            Description


                  99            News Release dated April 27, 2001.
                                (Filed herewith.)











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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      BRIGGS & STRATTON CORPORATION





Date:  April 30, 2001                 By: /s/ James E. Brenn
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                                          James E. Brenn, Senior Vice President
                                          and Chief Financial Officer






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